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                                                                   EXHIBIT 23B



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997 incorporated by reference in Grand Casino Inc.'s Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP



Las Vegas, Nevada
April 7, 1997